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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 7, 2000

                                 PETS.COM, INC.

             (Exact name of Registrant as specified in its charter)


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
        DELAWARE                             000-29387                94-3238684
(State or other jurisdiction of      (Commission File Number)      (I.R.S. Employer
incorporation or organization)                                     Identification No.)
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                                945 BRYANT STREET
                             SAN FRANCISCO, CA 94103
               (Address of principal executive offices) (Zip code)


                                 (415) 222-9999
              (Registrant's telephone number, including area code)

     FORMER ADDRESS: 435 BRANNAN STREET, SUITE 100, SAN FRANCISCO, CA 94107
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On November 4, 2000, the Board of Directors of the Company decided, if no viable offers to acquire or fund capital into the Company are received by
9.00 a.m. on November 7, 2000, to begin the orderly wind down of its operations, layoff of approximately 255 of its 320 employees and undertake efforts to sell the majority of its assets, including inventory, distribution center equipment, URLs, content and its Sock Puppet brand icon and other intellectual property. As of 9.00 am on November 7, 2000, the Company had not received any viable offers to acquire or fund capital into the Company. A press release is attached hereto and incorporated herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Exhibits. The following exhibits are filed as part of this report:

              99.1  Press Release, dated November 7, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PETS.COM, INC.
                                 (Registrant)

Date: November 7, 2000           By: /s/ Julia L. Wainwright
                                     ---------------------------------
                                     Julia L. Wainwright
                                     Chief Executive Officer





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                                 EXHIBIT INDEX

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
Exhibit #      Description
---------      -----------
99.1           Press Release, dated November 7, 2000.
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